September 21, 2001


VIA EDGAR LINK
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re: The Prudential Discovery Select Group Variable Contract Account (File No. 333-23271)
               ---------------------------------------------------------------

Dear Commissioners:

         On behalf of Prudential Insurance Company of America and Prudential Discovery Select Group Variable Contract Account, we hereby submit pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"), that the Account's semi-annual report for the period ending June 30, 2001, which is identical to the report for the underlying Funds, has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios:
AIM V.I. Growth and Income, AIM V.I. Value Fund, Janus Growth, Janus International Growth, MFS Emerging Growth, MFS Research Series, OCC Managed, OCC Small Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock, Credit Suisse Warburg Pincus Trust Global Post-Venture Capital, The Prudential Series Fund: Conservative Balanced, Diversified Bond, Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Prudential Jennison and Stock Index Portfolios.

1.       Filer/Entity:         AIM Variable Insurance Funds
         Registration No.:     811-07452
         CIK No.               0000896435
         Accession No.:        0000899243-01-501420
         Date of Filing:       08/30/2001

2.       Filer/ Entity:        Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0001012709-01-500619
         Date of Filing:       08/22/2001

3.       Filer/Entity          MFS Emerging Growth Series
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-01-500297
         Date of Filing:       08/15/2001

4.       Filer/Entity          MFS Research Series
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-01-500298
         Date of Filing:       08/15/01

5.       Filer/Entity          OCC Accumulation Trust
         Registration No.:     811-08512
         CIK No.               0000923185
         Accession No.:        0000912057-01-529417
         Date of Filing:       08/17/01

6.       Filer/Entity          T. Rowe Price Equity Income Portfolio
         Registration No.:     811-07143
         CIK No.:              0000918294
         Accession No.:        0000918294-01-500048
         Date of Filing:       08/21/01

7.       Filer/Entity          T. Rowe Price International Stock Portfolio
         Registration No.:     811-07145
         CIK No.:              0000918292
         Accession No.:        0000918292-01-500010
         Date of Filing:       08/23/01

8.       Filer/Entity          Credit Suisse Warburg Pincus Trust- Global Post-Venture Capital
                               Portfolio
         Registration No.      811-07261
         CIK No.:              0000941568
         Accession No.:        0000912057-01-523148
         Date of Filing:       09/07/01

 9.       Filer/Entity         The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0000950130-01-504290
         Date of Filing:       08/31/2001


If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                          Sincerely,


                                          C. Christopher Sprague
                                          Vice President and Corporate Counsel